EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Annual Report on Form 10-K of USANA Health Sciences, Inc. for the period ended December 29, 2018 as filed February 26, 2019 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date: February 26, 2019	/s/ G. Douglas Hekking
G. Douglas Hekking
Chief Financial Officer (Principal Accounting and Financial Officer)